UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2023

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3401 Mallory Lane, Suite 100, Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BACK	NASDAQ Capital Market
Warrants to Purchase Common Stock	IMACW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

IMAC Holdings, Inc.

July 5, 2023

Item 5.07.	Submission of Matters to a Vote of Security Holders

On July 5, 2023, IMAC Holdings, Inc. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”) at the Company’s IMAC Regeneration Center located at 3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067, at 11:00 a.m., local time. As of May 8, 2023, the record date of the Annual Meeting, there were a total of 32,754,757 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. A total of 18,471,680 votes were represented at the Annual Meeting, and a quorum was present. The following proposals were submitted to the stockholders:

1. the election of five directors nominated by the Company’s board of directors (the “Board”) named in the Proxy Statement (defined below);

2. the amendment to the Company’s certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-15 and not greater than 1-for-30, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors;

3. the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2023; and

4. the approval (on an advisory, non-binding basis) of the compensation of the Company’s named executive officers.

For more information about the foregoing proposals, please see the Company’s Definitive Proxy Statement filed May 11, 2023 (the “Proxy Statement”).

The number of votes cast for, against, and where applicable, votes withheld, as well as abstentions and whether each proposal was approved, is set forth below.

1. The election of five directors nominated by the Board and named in the Proxy Statement.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jeffrey S. Ervin	6,603,325	0	632,895	11,235,460
Matthew C. Wallis	6,652,478	0	583,742	11,235,460
Maurice E. Evans	6,559,972	0	676,248	11,235,460
Michael D. Pruitt	6,529,623	0	706,597	11,235,460
Cary W. Sucoff	6,520,228	0	715,992	11,235,460

The five nominees listed above were elected to the Board. Consistent with the Company’s certificate of incorporation, each director will serve until the Company’s 2024 annual meeting of stockholders and, in each case, until a successor has been elected and qualified, or until his earlier death, resignation or removal.

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2. The amendment to the Company’s certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-15 and not greater than 1-for-30, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors without further approval or authorization of stockholders.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,256,233	1,016,442	199,013	2

The proposal to approve the amendment to the Company’s certificate of incorporation to effect a reverse stock split was approved.

3. The ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2023.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,417,309	892,354	162,017	0

The appointment of Cherry Bekaert LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2023 was ratified.

4. The approval (on an advisory, non-binding basis) of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,204,204	898,052	133,964	11,235,460

The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers was approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 6, 2023	IMAC HOLDINGS, INC.

	By:	/s/ Jeffrey S. Ervin
	Name:	Jeffrey S. Ervin
	Title:	Chief Executive Officer

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